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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): November 20, 2001



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)


             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)


   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)



                                  (785)-575-6300
                 (Registrant's Telephone Number Including Area Code)




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                              WESTERN RESOURCES, INC.

Item 5. Other Events

         On November 19, 2001, we filed a lawsuit against Public Service Company of New Mexico ("PNM") in New York court seeking substantial damages for PNM's breach of the agreement providing for PNM's purchase of our utility operations, and for PNM's breach of its duty of good faith and fair dealing. In addition, we filed a motion to dismiss or stay the declaratory judgment action previously filed by PNM seeking a declaratory judgment that PNM has no further performance obligations under the agreement.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Press Release issued November 20, 2001 announcing lawsuit against Public Service Company of New Mexico


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Western Resources, Inc.



Date November 20, 2001                  By /s/ Paul R. Geist
     -----------------                     ---------------------------------
                                           Paul R. Geist, Senior Vice
                                           President and Chief Financial
                                           Officer

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                              EXHIBIT INDEX


       Exhibit Number                   Description of Exhibit

            99.1 Press Release issued November 20, 2001 announcing lawsuit against Public Service Company of New Mexico